EXHIBIT 99.6

                                                                  EXECUTION COPY


                            TAX ALLOCATION AGREEMENT


                  This Tax Allocation Agreement, dated as of September 8, 1998, is entered into between Telephone and Data Systems, Inc., a Delaware corporation (herein called "TDS"), Aerial Communications Inc., a Delaware corporation (herein called "Aerial"), and Aerial Operating Co., Inc., a Delaware corporation (herein called "AOC").

                  WHEREAS, for federal income tax purposes, Aerial and its Subsidiaries join with TDS and other members of its Affiliated Group in filing consolidated federal income tax returns; and

                  WHEREAS, in connection with a contemplated offering by AOC of its Common Shares, TDS, Aerial and AOC desire to enter into this Agreement in order to (i) specify certain rights and obligations of the parties hereto with respect to the filing of consolidated federal income tax returns and the payment of federal income tax for taxable years during which Aerial or AOC remains a member of the TDS Affiliated Group, (ii) provide for certain reimbursements and specify the manner in which adjustments to the federal income tax liabilities for consolidated return years shall be determined and settled between the parties hereto in the event that Aerial or AOC leaves the group, (iii) apply the provisions regarding federal income tax liabilities to state franchise or income



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tax liabilities required to be determined on a unitary, combined or consolidated basis, and (iv) specify certain rights and obligations of the parties hereto with respect to state franchise or income tax liabilities that are not required to be so determined.

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                  Section 1. Definitions. For purposes of this Agreement, the following definitions shall apply:

                  "Affiliated  Group" means an "affiliated  group" as defined in
Section 1504(a) of the Code.

                  "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, and any law that may be a successor thereto. A reference to any Section of the Code means such Section as in effect from time to time and any comparable provision of any prior or successor law.

                  "Consolidated   Return   Regulations"   means   the   Treasury
Regulations promulgated under Section 1502 of the Code, as in effect from time to time.

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                  "Consolidated  Return  Year"  means a taxable  year of the TDS
Affiliated Group during any part of which Aerial or AOC is a member of such group and joins in the filing of a consolidated federal income tax return for such group.

                  "Final Determination" means the first to occur of (i) a decision by a court of competent jurisdiction that is not subject to further judicial review (by appeal or otherwise) and has become final; (ii) the expiration of 30 days after IRS acceptance of a Waiver of Restrictions on Assessment and Collection of Deficiency in Tax and Acceptance of Overassessment on Internal Revenue Form 870 or 870-AD (or any successor comparable form) unless, within such 30-day period, TDS gives notice to Aerial of its intention to attempt to recover all or part of any amount paid pursuant to such Waiver by the filing of a timely claim for refund; (iii) the expiration of the time for filing a claim for refund, or for instituting suit in respect of a claim for refund disallowed in whole or in part by the IRS; (iv) the execution by or on behalf of the taxpayer and the IRS of a closing agreement under Section 7121 of the Code; (v) the acceptance by the IRS or its counsel of a tender pursuant to an offer in compromise under Section 7122 of the Code; or (vi) any other event that the parties hereto agree is a final and irrevocable determination of liability for federal income tax for any taxable year.

                  "IRS" means the United States Internal Revenue Service or any successor thereto, including, but not limited to, its agents, representatives and attorneys.


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                  "Separate Return Year" means any taxable year for which Aerial and its Subsidiaries file separate federal income tax returns or join in filing a consolidated federal income tax return with an Affiliated Group of which Aerial is the common parent.

                  "Subsidiaries"   means  AOC  and  those  direct  and  indirect
subsidiaries of Aerial that are members of the TDS Affiliated Group from time to time.

                  "Tax Attribute" means income, gain, loss, deduction and credit, and all items entering into the computation thereof, for federal income tax purposes.

                  "TDS Affiliated Group" means the Affiliated Group of which TDS is the common parent.

                  "Transition Date" means January 1, 1996.

                  "Treasury   Regulations"  means  the  income  tax  regulations
promulgated under the Code.

                  Section 2.  Continued Filing of Consolidated Returns.

                  (a) Aerial and its Subsidiaries shall continue to join in filing consolidated federal income tax returns with the TDS Affiliated Group for such taxable years for which they are eligible

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to do so under the Code and the Consolidated Return Regulations unless TDS shall request otherwise. TDS shall have the right to exercise all the powers of a common parent with respect to such returns as are conferred upon it by the
Consolidated  Return  Regulations.   Without  limiting  the  generality  of  the
foregoing, TDS shall be the sole agent for Aerial and its Subsidiaries in any or all matters relating to the federal income tax liability of the TDS Affiliated Group for all Consolidated Return Years. Aerial and its Subsidiaries shall have no authority to act for or to represent itself in any such matter. Aerial and its Subsidiaries shall not, without the consent of TDS, (i) terminate such agency or (ii) participate, or attempt to participate, in any matters related to
the  federal  income  tax  liability  of  the  TDS  Affiliated   Group  for  any
Consolidated Return Year, including, but not limited to, preparation or filing of, or resolution of disputes with the IRS concerning the consolidated federal income tax return for any Consolidated Return Year. The decision of the chief executive officer or the chief financial officer of TDS shall, subject to the provisions of this Agreement, be binding in any dispute between TDS and Aerial and its Subsidiaries as to the tax position to be taken with respect to any item or transaction of Aerial and its Subsidiaries includable in the consolidated federal income tax return for any Consolidated Return Year.

                  (b) Aerial and its Subsidiaries shall furnish to TDS in a timely manner such information and documents as TDS may request for the purpose of preparing tax returns or in connection with any subsequent audit of such returns, claim for refund, or administrative or judicial proceeding involving such returns.


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                  (c) The federal  income tax  liability  of the TDS  Affiliated
Group for the Consolidated Return Year ended December 31, 1995, as shown on the return filed for such year, shall be shared by all the members of such Group in accordance with the method of allocation used for prior Consolidated Return Years. The federal income tax liability of the TDS Affiliated Group for each Consolidated Return Year ending after the Transition Date, as shown on the return filed for each such year, shall be allocated as follows: Aerial shall pay to TDS an amount equal to the greater of (i) the federal income tax liability of Aerial and its Subsidiaries computed as if they constituted a separate Affiliated Group filing a consolidated return (including any minimum tax liability of such Group), or (ii) the federal income tax liability of Aerial and its Subsidiaries computed as if they constituted a separate Affiliated Group filing a consolidated return subject to tax at a rate equal to the quotient of
(A) the federal income tax liability, before tax credits, of the TDS Affiliated Group for the Consolidated Return Year, divided by (B) the federal taxable income of the TDS Affiliated Group for such year; and TDS shall pay the balance of the consolidated tax liability, if any. For purposes of the preceding sentence, Aerial and its Subsidiaries shall be treated as if they were formed as an Affiliated Group (with Aerial as the common parent) on January 1, 1996, and shall be entitled to carry forward (within the allowable statutory period) their Affiliated Group's net operating or capital losses or unused tax credits, if any, arising thereafter to offset the subsequent income and tax liability, if any, of such Group.

                  (d) Aerial and its Subsidiaries shall pay to TDS their respective shares of the consolidated tax liability of the TDS Affiliated Group for each Consolidated Return Year, as determined pursuant to paragraph (c) above, (less any amounts previously paid in respect of

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estimated  taxes for such year) no later than  March 15 of the  following  year;
provided, however, that for 1996 and each subsequent year, Aerial and its Subsidiaries shall be required to pay to TDS at least 90% of TDS's best estimate of their respective shares of the consolidated tax liability to be shown on the return for the Consolidated Return Year in question (less any amounts previously paid in respect of estimated taxes for such year) no later than March 15 and any balance due shall be paid by the following September 15; and provided, further, that for each Consolidated Return Year after 1995, Aerial shall pay to TDS, no later than each due date for an estimated tax payment prescribed by Section 6154 of the Code, the minimum amount required to be paid to avoid the imposition of a penalty under Section 6655 of the Code, determined on the same basis as the share of Aerial and its Subsidiaries in the total tax liability for the Consolidated Return Year in question is determined under paragraph (c) above.

                  (e) Pursuant to the tax sharing or allocation agreement or arrangement in effect between the parties hereto prior to the date hereof, TDS shall be and remain obligated to pay to Aerial an amount equal to the reduction (net of any actual or anticipated loss of any unused tax credits eligible to be carried forward) in the provision for federal income taxes reflected in TDS's audited consolidated statements of income for all Consolidated Return Years through 1995 that resulted from the inclusion of Aerial and its Subsidiaries in the TDS Affiliated Group for such Consolidated Return Years.


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                  Section 3.  Contests and Claims for Refund.

                  (a) If TDS receives from the IRS a written notice of proposed deficiency (30-day letter) that involves any Tax Attribute of Aerial or its Subsidiaries for any Consolidated Return Year, TDS shall within 15 days provide Aerial with a copy of such 30-day letter (and any accompanying forms and schedules) and shall notify Aerial of any action TDS intends to take with respect to such proposed deficiency and the amount of any proposed additional taxes that, in the opinion of TDS, are the responsibility of Aerial and its Subsidiaries under this Agreement. If TDS shall deem it appropriate to make a claim for refund of income tax (by filing an amended return or otherwise), arising from a Tax Attribute of Aerial or its Subsidiaries for any Consolidated Return Year (including carrybacks of losses or credits from a later Consolidated Return Year or a Separate Return Year), TDS shall so notify Aerial.

                  (b) TDS shall be permitted, through its counsel or otherwise, at Aerial's expense, to contest any proposed deficiency or prosecute any claim for refund with respect to any Consolidated Return Year in administrative or judicial proceedings, and shall have the right to make any decision as to settlement of the contest or claim or any issue involved therein, choice of forum for judicial proceedings and prosecution of appeals. Aerial shall pay TDS for any liability, expense or loss arising out of or relating to the Aerial issues involved in the contest or claim (including, without limitation, all out-of-pocket expenses, costs, losses, reasonable legal, accounting, engineers' and like professional fees, disbursements, interest, penalties and additions to tax relating to such issues) as the same shall be incurred. If such contest is to be conducted in a manner requiring payment of a

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proposed tax deficiency, Aerial shall advance to TDS, on an interest-free basis, an amount sufficient to make payment of the amount attributable to Aerial issues, together with any required interest or penalties.

                  (c) If there is a Final Determination of a deficiency in federal income tax for any Consolidated Return Year, the portion of such deficiency, if any, that is attributable to an adjustment to the reported Tax Attributes of Aerial or its Subsidiaries, and any interest or penalties applicable thereto, shall be paid by Aerial. Any such payments shall be made to TDS upon notice to Aerial. If a refund of federal income tax is received by TDS for any Consolidated Return Year, the portion of such refund, if any, that is attributable to an adjustment to the previously assessed Tax Attributes of Aerial or its Subsidiaries, and any interest applicable thereto, shall be paid by TDS to Aerial. Any such payments shall be made by TDS promptly after any such refund and interest are received by it.

                  Section 4. Reimbursements Subsequent to Affiliation. If Aerial and its Subsidiaries or AOC and its Subsidiaries do not remain members of the TDS Affiliated Group, TDS shall reimburse the former TDS Affiliated Group members for any amount of federal income tax which they are thereafter required to pay for a Separate Return Year under the Code and which they would not have been required to pay if they had not been members of the TDS Affiliated Group after the Transition Date; provided, however, that no such reimbursement shall be made to Aerial or any of its Subsidiaries if, at any time after TDS becomes the owner of Series A Common Shares, par value $1.00 per share, of Aerial, less than 500,000 Series A Common Shares are outstanding, and no such

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reimbursement shall be made to any Subsidiary of Aerial if, after the Transition
Date, another person or group (other than a person or group owning capital stock of TDS having more than 50% of the total voting power in the election of directors of all shares of TDS's capital stock outstanding at the time) acquires
(i) capital stock of such Subsidiary having more than 50% of the total voting power in the election of directors of all shares of such Subsidiary's capital stock outstanding at the time or (ii) assets of such Subsidiary representing in the aggregate more than 50% of the total value of the assets of such Subsidiary as reflected on the most recent balance sheet of such Subsidiary prepared in accordance with generally accepted accounting principles in effect at the time. As used in this Section 4, the term "person" means any individual, firm, corporation, partnership, trust or other entity; and "group" means any group of persons formed for the purpose of acquiring, holding, voting or disposing of capital stock of Aerial or any Subsidiary (or TDS). Thus, any net operating or capital losses or tax credits of Aerial and its Subsidiaries, computed as if such corporations constituted a separate Affiliated Group with Aerial (if the event triggering the application of this Section 4 is the departure of Aerial and its Subsidiaries from the TDS Affiliated Group) or AOC (if such event is the departure of AOC and its Subsidiaries) as the common parent, that arise after December 31, 1995, and are not used to offset the separate tax liability of such Group in subsequent Consolidated Return Years shall be treated as available carryovers to Separate Return Years (within the allowable statutory carryover period). For the purpose of determining the amount of reimbursement: (i) it shall be assumed that Aerial and its Subsidiaries (or AOC and its Subsidiaries) would have filed consolidated federal income tax returns for all periods commencing on January 1, 1996, and ending before the first Separate Return Year, with the same Tax Attributes as were reported in the corresponding consolidated returns of the TDS Affiliated Group (without regard to any adjustments

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to such Tax Attributes  reflected in any deficiency in tax or refund of tax paid by or to Aerial pursuant to Section 3(c) of this Agreement); and (ii) any Tax Attributes of Aerial (or AOC) in Separate Return Years, or of other members of the Aerial Affiliated Group (or the AOC Affiliated Group) joining in the returns for such years, arising from sources other than the business activities in which Aerial and its Subsidiaries (or AOC and its Subsidiaries) were engaged on the first day of the first Separate Return Year shall be disregarded. Such reimbursement shall be made, on an interest-free basis, within 15 days after TDS receives a copy of the tax return or of a Final Determination of tax liability for the Separate Return Year in question and a claim for reimbursement, together with sufficient information and/or documentation to permit TDS to verify the accuracy of such claim.

                  Section 5. Action by and Payments to Subsidiaries. Any provision of this Agreement that requires the Subsidiaries to take or refrain from taking action shall be construed to include a requirement either that Aerial cause its Subsidiaries to take or refrain from taking such action or that Aerial take such action on behalf of its Subsidiaries. Any provision of this Agreement that requires TDS to make a payment to the Subsidiaries shall be satisfied by a payment to Aerial on behalf of the Subsidiaries, except to the extent TDS is required to make a payment to AOC under Section 4 of this Agreement.

                  Section 6.  State Franchise or Income Tax Liabilities.

                  (a) To the extent appropriate, rules similar to the provisions of Sections 2, 3, 4 and 5 of this Agreement shall be applied to the provision of information and documents, the filing of

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returns,  contests and claims for refund,  the allocation of and  reimbursements with respect to state franchise or income tax liabilities to which TDS and Aerial and its Subsidiaries are subject and which are required to be determined on a unitary, combined or consolidated basis.

                  (b) If any such state tax liabilities are not required to be determined on a unitary, combined or consolidated basis, then TDS shall have the option to act as the sole agent for Aerial and its Subsidiaries in any and all matters relating to such state tax liabilities of Aerial and its Subsidiaries for all Consolidated Return Years. If TDS elects to exercise such option, and for so long as such agency continues, neither Aerial nor any of its Subsidiaries shall have no authority to act for or to represent itself in any such matter, and neither Aerial nor any of its Subsidiaries shall, without the consent of TDS, (i) terminate such agency or (ii) participate, or attempt to participate, in matters related to such state liabilities of Aerial and its Subsidiaries for any Consolidated Return Year, including, but not limited to, preparation or filing of, or resolution of disputes with tax authorities concerning, the state franchise or income tax returns (including returns with respect to estimated taxes) filed on behalf of Aerial for any Consolidated Return Year. Aerial and its Subsidiaries shall furnish to TDS in a timely manner such information and documents as TDS may request for the purpose of preparing such returns or in connection with a subsequent audit of such returns by tax authorities or a claim for refund or judicial proceeding involving such returns. Aerial shall execute such returns at TDS's request, and the decision of the chief executive officer or the chief financial officer of TDS shall, subject to the provisions of this Agreement, be binding in any dispute between TDS and Aerial as to the tax position to be taken by Aerial in such returns. All taxes due with respect to such returns shall be the obligation of Aerial, and all refunds of such taxes

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shall inure to the benefit of Aerial. TDS shall not have any obligation for such taxes nor shall it be entitled to any refund for such taxes.

                  Section 7. Additions to Payments. The amount of any payment required to be made by any party to another under this Agreement shall be an amount which, after subtraction of any additional federal, state or local taxes payable by the recipient in respect of the receipt of such payment, is equal to the amount payable hereunder.

                  Section 8. Election under Section 1552 of the Code. Nothing in this Agreement is intended to change or otherwise affect any election made by or on behalf of the TDS Affiliated Group with respect to the calculation of earnings and profits under Section 1552 of the Code or the Consolidated Return Regulations.

                  Section 9. Representations and Warranties. As an inducement to enter into this Agreement, each party represents to and agrees with the others that:

                  (a) it is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all requisite corporate power to own, lease and operate its properties, to carry on its business as presently conducted and to carry out the transactions contemplated by this Agreement;


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                  (b) it  has  duly  and  validly  taken  all  corporate  action necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby;

                  (c) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally from time to time in effect, and subject to equitable limitations on the availability of the remedy of specific performance); and

                  (d) none of the execution and delivery of this Agreement,  the consummation of the transactions contemplated hereby or the compliance with any of the provisions of this Agreement will (i) conflict with or result in a breach of any provision of its corporate charter or bylaws,
         (ii) breach, violate or result in a default under any of the terms of any agreement or other instrument or obligation to which it is a party or by which it or any of its properties or assets may be bound or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to it or affecting any of its properties or assets.


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                  Section 10. Term of  Agreement.  This  Agreement  shall become effective as of the date of its execution and, except as otherwise expressly provided herein, the respective covenants of the parties contained herein shall continue in full force and effect indefinitely.

                  Section 11. Prior Tax Sharing Agreements. This Agreement shall supersede any other tax sharing or allocation agreement or arrangement in effect between the parties hereto prior to the date hereof with respect to the matters expressly dealt with herein, but any such prior agreement or arrangement shall otherwise remain in effect according to its terms.

                  Section 12.  Miscellaneous.

                  (a) Injunctions. The parties acknowledge that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Therefore, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which they may be entitled at law or equity.

                  (b) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be

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the intention of the parties that they would have executed the remaining  terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable. In the event that any such term, provision, covenant or restriction is held to be in valid, void or unenforceable, the parties hereto shall use their best efforts to find and employ an alternate means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

                  (c) Assignment. Except by operation of law or in connection with the sale or transfer of all or substantially all the assets of a party hereto or of all or substantially all of the capital stock of Aerial or AOC beneficially owned by TDS or Aerial, respectively, this Agreement shall not be assignable, in whole or in part, directly or indirectly, by any party hereto without the written consent of the other party, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void; provided, however, that the provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

                  (d) Further Assurances. Subject to the provisions hereof, the parties hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby. Subject to the provisions hereof, each of the parties shall, in connection with entering into this Agreement, performing its obligations hereunder and taking any and all actions relating hereto, comply with all applicable laws,

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regulations,  orders and decrees, obtain all required consents and approvals and make all required filings with any governmental agency, other regulatory or administrative agency, commission or similar authority and promptly provide the other party with all such information as they may reasonably request in order to be able to comply with the provisions of this sentence.

                  (e) Parties in Interest. Except as herein otherwise specifically provided, nothing in this Agreement expressed or implied is intended to confer any right or benefit upon any person, firm or corporation other than the parties and their respective successors and permitted assigns.

                  (f) Waivers, Etc. No failure or delay on the part of the parties in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No amendment, modification or waiver of any provision of this Agreement nor consent to any departure by the parties therefrom shall in any event be effective unless the same shall be in writing and signed by the chief executive officer or the chief financial officer of each party in the case of amendments or modifications, or by the chief executive officer or the chief financial officer of the waiving or consenting party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                  (g) Setoff. All payments to be made by any party under this Agreement shall be made without setoff, counterclaim or withholding, all of which are expressly waived.

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                  (h) Changes of Law. If, due to any change in applicable law or regulations or the interpretation thereof by any court of law or other governing body having jurisdiction subsequent to the date of this Agreement, performance of any provision of this Agreement or any transaction contemplated thereby shall become impracticable or impossible, the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such provision.

                  (i) Confidentiality. Subject to any contrary requirement of law and the right of each party to enforce its rights hereunder in any legal action, each party agrees that it shall keep strictly confidential, and shall cause its employees and agents to keep strictly confidential, any information which it or any of its agents or employees may acquire pursuant to, or in the course of performing its obligations under, any provision of this Agreement; provided, however, that such obligation to maintain confidentiality shall not apply to information which (x) at the time of disclosure was in the public domain not as a result of acts by the receiving party or (y) was in the possession of the receiving party at the time of disclosure.

                  (j) Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

                  (k) Counterparts. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto, and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

                  (l) Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally, by telegram or sent by registered mail, postage prepaid to:

                  TDS at:                   30 North LaSalle Street
                                            Suite 4000
                                            Chicago, IL  60602-2507
                                            Attention:  President

                  with separate copies at such address to the attention of the Chief Financial Officer and the Corporate Secretary

                  Aerial at:        8410 W. Bryn Mawr Ave.
                                            Suite 1100
                                            Chicago, IL 60631
                                            Attention:  President

                  with separate copies at such address to the attention of the Chief Financial Officer and the Corporate Secretary

                  AOC at:                   8410 W. Bryn Mawr Ave.
                                            Suite 1100
                                            Chicago, IL 60631
                                            Attention:  President

                  with separate copies at such address to the attention of the Chief Financial Officer and the Corporate Secretary


or to such other address as any party may, from time to time, designate in a written notice given in a like manner. Any notice given under this Agreement shall be deemed delivered when received at the appropriate address.

                  (m) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Illinois applicable to contracts made and to be performed therein.

                  IN WITNESS WHEREOF, TDS, Aerial and AOC have caused this Agreement to be duly executed by their respective officers, each of whom is duly authorized, all as of the day and year first above written.

                                     Telephone and Data Systems, Inc.


                                     By:      /s/ LeRoy T. Carlson, Jr.
                                              --------------------------------
                                              LeRoy T. Carlson, Jr.
                                              President and CEO


                                     Aerial Communications, Inc.


                                     By:      /s/ Donald W. Warkentin
                                              --------------------------------
                                              Donald W. Warkentin
                                              President and CEO


                                     Aerial Operating Co., Inc.


                                     By:      /s/ Donald W. Warkentin
                                              ---------------------------------
                                              Donald W. Warkentin
                                              President


                   Signature page of Tax Allocation Agreement
                         dated as of September 8, 1998.